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                                  EXHIBIT 99.1

                               18 U.S.C. ss.1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer of Aethlon Medical, Inc., Inc.

In connection with the Quarterly Report of Aethlon Medical, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
A. Joyce, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                         /S/ JAMES A. JOYCE
                         ------------------
                         JAMES A. JOYCE
                         CHIEF EXECUTIVE OFFICER
                         NOVEMBER 19, 2002